UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
June 18, 2019

Cabot Microelectronics Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-30205	36-4324765
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

870 North Commons Drive, Aurora, Illinois	60504
(Address of principal executive offices)	(Zip Code)

(630) 375-6631
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
☐	Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CCMP	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company                    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02                          Results of Operations and Financial Condition.

On June 18, 2019, Cabot Microelectronics Corporation held its 2019 Investor Day at Nasdaq MarketSite in New York City. The event features a slide presentation from David Li, President and CEO, Scott Beamer, Vice President and CFO, and other members of the company’s leadership team. A copy of the presentation is attached hereto as Exhibit 99.1 and incorporated herein by reference, and also available simultaneously at the start of the presentation in the Investor Relations section of the company’s website, ir.cabotcmp.com. Additionally, a replay of the webcast of the event is available in the same section of the website.

The presentation contains certain financial information regarding non-GAAP (Generally Accepted Accounting Principles) financial measures. These non-GAAP financial measures are: adjusted EBITDA (earnings before interest, taxes, depreciation and amortization) and adjusted EBITDA margin, representing adjusted EBITDA as a percentage of revenue, each of which is presented for fiscal years 2016 through 2018, excluding NexPlanar acquisition-related costs and impairment charge recorded in fiscal 2016 and KMG acquisition and integration-related costs recorded in fiscal 2018; pro forma revenue, which is presented for the last twelve months ended March 31, 2019; and adjusted pro forma EBITDA margin, which is presented for the last twelve months ended March 31, 2019 and for the entire fiscal year 2018. These pro forma results are presented as if the KMG acquisition had been consummated on October 1, 2017 and exclude the impact of non-recurring acquisition and integration related costs.  Exhibit 99.1 includes tables that reconcile non-GAAP financial measures to the most directly comparable GAAP financial measures, and reconcile pro forma financial information to adjusted pro forma financial information, as required pursuant to the SEC’s Regulation G.

Cabot Microelectronics’ management believes that these non-GAAP financial measures provide meaningful supplemental information regarding its performance. We believe that both management and investors may benefit from referring to these non-GAAP financial measures in assessing and understanding our performance, and these non-GAAP financial measures may be useful to investors in allowing for greater transparency with respect to supplemental information used by management in its financial and operational decision-making.  However, the presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for results prepared and presented in accordance with GAAP.

The information contained in the presentation attached hereto as Exhibit 99.1 and incorporated herein by reference is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01 Regulation FD Disclosure.

On June 18, 2019, Cabot Microelectronics Corporation published a presentation that was discussed during its 2019 Investor Day activities at Nasdaq MarketSite in New York City. The presentation included a discussion of certain aspects of the company’s business and certain non-GAAP financial measures, as described in greater detail in Item 2.02 above. The company assumes no obligation to update such information in the future.

The information contained in the presentation attached hereto as Exhibit 99.1 and incorporated herein by reference is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits
The following exhibit is being furnished, not filed, herewith pursuant to Item 2.02 and 7.01 of Form 8-K:
Exhibit No.	Description
99.1	Cabot Microelectronics Corporation Investor Day 2019 Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABOT MICROELECTRONICS CORPORATION
[Registrant]

Date: June 18, 2019	By:	/s/ SCOTT D. BEAMER
Scott D. Beamer
Vice President and Chief Financial Officer
[Principal Financial Officer]

 EXHIBIT INDEX

Exhibit No.	Description
99.1	Cabot Microelectronics Corporation Investor Day 2019 Presentation